SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: AUGUST 9, 2004

                         Commission File Number: 0-15235

                               MITEK SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

           DELAWARE                                      87-0418827
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                         14145 DANIELSON STREET, SUITE B
                                 POWAY, CA 92064
                    (Address of principal executive offices)

                                 (858) 513-4600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 7(c). EXHIBITS

      99.1  Press release dated August 9, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 9, 2004, Mitek Systems, Inc. issued a press release announcing financial results for the third quarter ended June 30, 2004. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MITEK SYSTEMS, INC.

Date: August 9, 2004                      By: /s/ John M. Thornton
                                          ------------------------
                                          John M. Thornton
                                          Chairman of the Board of Directors and
                                          Chief Financial Officer
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1        PRESS RELEASE DATED AUGUST 9, 2004.